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                                                                   EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Interim Services Inc. on Form S-8 of our report dated February 8, 1996, except for Note 14, as to which the date is February 27, 1996, appearing in the Annual Report on Form 10-K of Interim Services Inc. for the year ended December 29, 1995.

                                      /S/ DELOITTE & TOUCHE LLP

Miami, Florida
June 11, 1996